Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2023

TABLE OF CONTENTS

BALANCE SHEET DATA	S-2

AVERAGE BALANCE SHEET DATA	S-3

INCOME STATEMENT DATA	S-4

SELECTED DATA AND RATIOS	S-5

LOAN COMPOSITION	S-6

ALLOWANCE FOR CREDIT LOSSES ON LOANS	S-6

CREDIT QUALITY DATA AND RATIOS	S-7

SEGMENT DATA	S-8

FOOTNOTES	S-10

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2023
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of					$ Change	$ Change
	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	From Dec. 31,2022	From Jun. 30, 2022
Assets:
Cash and cash equivalents	$241,967	$249,289	$313,689	$754,393	$795,143	$(71,722)	$(553,176)
Investment securities, net of allowance for credit losses	706,238	725,163	707,862	662,750	655,296	(1,624)	50,942
Loans held for sale	25,582	18,466	19,177	24,387	39,727	6,405	(14,145)
Loans	5,053,142	4,774,234	4,515,802	4,289,450	4,362,233	537,340	690,909
Allowance for credit losses	(72,202)	(96,121)	(70,413)	(64,919)	(64,449)	(1,789)	(7,753)
Loans, net	4,980,940	4,678,113	4,445,389	4,224,531	4,297,784	535,551	683,156
Federal Home Loan Bank stock, at cost	29,395	25,939	9,146	8,568	10,311	20,249	19,084
Premises and equipment, net	33,840	33,672	31,978	32,813	33,886	1,862	(46)
Right-of-use assets	34,939	36,245	37,017	41,303	41,364	(2,078)	(6,425)
Goodwill	40,516	41,618	16,300	16,300	16,300	24,216	24,216
Other real estate owned ("OREO")	1,478	1,529	1,581	1,634	1,687	(103)	(209)
Bank owned life insurance ("BOLI")	102,521	102,322	101,687	101,013	100,396	834	2,125
Low-income housing tax credit investments	77,426	73,901	75,324	63,319	58,446	2,102	18,980
Other assets and accrued interest receivable	94,937	87,834	76,393	68,652	62,136	18,544	32,801
Total assets	$6,369,779	$6,074,091	$5,835,543	$5,999,663	$6,112,476	$534,236	$257,303

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,854,907	$2,013,957	$1,908,768	$2,013,337	$2,093,853	$(53,861)	$(238,946)
Interest-bearing	2,874,374	2,785,711	2,629,077	2,786,385	2,733,093	245,297	141,281
Total deposits	4,729,281	4,799,668	4,537,845	4,799,722	4,826,946	191,436	(97,665)

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	92,093	134,412	216,956	209,376	303,315	(124,863)	(211,222)
Operating lease liabilities	35,721	37,031	37,809	42,109	42,163	(2,088)	(6,442)
Federal Home Loan Bank advances	520,000	108,000	95,000	20,000	20,000	425,000	500,000
Low-income housing tax credit obligations	55,998	42,437	43,609	32,224	27,974	12,389	28,024
Other liabilities and accrued interest payable	49,715	70,341	47,711	53,169	48,212	2,004	1,503
Total liabilities	5,482,808	5,191,889	4,978,930	5,156,600	5,268,610	503,878	214,198

Stockholders' equity	886,971	882,202	856,613	843,063	843,866	30,358	43,105
Total liabilities and stockholders' equity	$6,369,779	$6,074,091	$5,835,543	$5,999,663	$6,112,476	$534,236	$257,303

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					Six Months Ended		$ Change (8)
	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Jun. 30, 2023	Jun. 30, 2022	6M to 6M
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$114,368	$241,211	$553,695	$727,626	$813,956	$177,439	$837,757	$(660,318)
Investment securities, including FHLB stock	774,829	773,172	693,825	694,781	691,427	774,006	649,040	124,966
Loans, including loans held for sale	4,904,167	4,665,543	4,353,256	4,306,169	4,339,432	4,785,513	4,347,299	438,214
Total interest-earning assets	5,793,364	5,679,926	5,600,776	5,728,576	5,844,815	5,736,958	5,834,096	(97,138)

Allowance for credit losses	(96,720)	(83,195)	(65,290)	(65,262)	(72,037)	(89,995)	(70,670)	(19,325)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	113,865	295,905	115,416	108,069	172,382	204,382	262,772	(58,390)
Premises and equipment, net	33,967	32,232	32,518	33,307	34,322	33,104	34,888	(1,784)
Bank owned life insurance	102,599	102,004	101,361	100,740	100,152	102,303	99,844	2,459
Other assets	210,350	186,169	153,721	171,392	161,548	198,327	172,388	25,939

Total assets	$6,157,425	$6,213,041	$5,938,502	$6,076,822	$6,241,182	$6,185,079	$6,333,318	$(148,239)

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$2,828,733	$2,663,099	$2,704,764	$2,777,124	$2,779,941	$2,746,373	$2,803,587	$(57,214)
SSUARs and other short-term borrowings	117,852	202,910	247,123	220,149	294,388	160,146	297,263	(137,117)
Federal Home Loan Bank advances	256,000	245,344	21,630	20,000	20,000	250,702	21,657	229,045
Total interest-bearing liabilities	3,202,585	3,111,353	2,973,517	3,017,273	3,094,329	3,157,221	3,122,507	34,714

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,927,486	2,089,162	1,994,233	2,096,206	2,196,794	2,007,877	2,254,194	(246,317)
Other liabilities	132,687	133,321	114,196	108,964	100,118	133,002	106,320	26,682
Stockholders' equity	894,667	879,205	856,556	854,379	849,941	886,979	850,297	36,682

Total liabilities and stockholders’ equity	$6,157,425	$6,213,041	$5,938,502	$6,076,822	$6,241,182	$6,185,079	$6,333,318	$(148,239)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					Six Months Ended		$ Change (8)
	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Jun. 30, 2023	Jun. 30, 2022	6M to 6M

Total interest income (1)	$79,054	$100,356	$66,555	$60,617	$52,902	$179,410	$117,012	$62,398
Total interest expense	14,525	7,714	3,442	2,020	1,088	22,239	2,031	20,208
Net interest income	64,529	92,642	63,113	58,597	51,814	157,171	114,981	42,190

Provision (2)	6,139	26,766	7,844	1,573	3,705	32,905	12,931	19,974

Noninterest income:
Service charges on deposit accounts	3,527	3,299	3,428	3,409	3,363	6,826	6,589	237
Net refund transfer fees	4,479	10,807	486	593	3,950	15,286	16,001	(715)
Mortgage banking income (3)	907	800	622	1,154	1,763	1,707	4,420	(2,713)
Interchange fee income	3,419	3,051	3,272	3,322	3,461	6,470	6,531	(61)
Program fees (3)	3,739	3,241	3,501	4,932	3,885	6,980	7,739	(759)
Increase in cash surrender value of BOLI	689	635	674	617	623	1,324	1,235	89
Net losses on OREO	(52)	(53)	(53)	(53)	(52)	(105)	(105)	—
Contract termination fee	—	—	—	—	—	—	5,000	(5,000)
Legal settlement	—	—	—	—	13,000	—	—	—
Other	2,943	901	1,194	1,134	576	3,844	14,168	(10,324)
Total noninterest income	19,651	22,681	13,124	15,108	30,569	42,332	61,578	(19,246)

Noninterest expense:
Salaries and employee benefits	30,764	29,961	25,763	27,269	28,896	60,725	58,208	2,517
Technology, equipment, and communication	6,920	7,228	7,276	7,235	7,229	14,148	14,443	(295)
Occupancy	3,591	3,406	3,139	3,211	3,224	6,997	6,664	333
Marketing and development	2,513	1,574	1,856	1,951	1,720	4,087	3,068	1,019
FDIC insurance expense	724	637	427	423	399	1,361	818	543
Interchange related expense	1,350	1,499	1,171	1,221	1,264	2,849	2,381	468
Legal and professional fees	829	1,061	951	904	804	1,890	2,169	(279)
Merger expense	127	2,073	—	—	—	2,200	—	2,200
Other (2)	4,715	5,004	4,322	3,952	4,120	9,719	8,486	1,233
Total noninterest expense	51,533	52,443	44,905	46,166	47,656	103,976	96,237	7,739

Income before income tax expense	26,508	36,114	23,488	25,966	31,022	62,622	67,391	(4,769)
Income tax expense	5,456	8,022	4,975	6,070	6,675	13,478	14,694	(1,216)

Net income	$21,052	$28,092	$18,513	$19,896	$24,347	$49,144	$52,697	$(3,553)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					As of and for the Six Months Ended		Change (8)
	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Jun. 30, 2023	Jun. 30, 2022	From Jun. 30, 2022 or 6M to 6M
Per Share Data:

Basic weighted average shares outstanding	19,884	19,935	19,929	19,919	20,107	19,909	20,131	(222)
Diluted weighted average shares outstanding	19,906	19,990	19,981	19,981	20,169	19,961	20,202	(241)

Period-end shares outstanding:
Class A Common Stock	17,447	17,598	17,587	17,587	17,629	17,447	17,629	(182)
Class B Common Stock	2,157	2,160	2,160	2,160	2,161	2,157	2,161	(4)

Book value per share (4)	$45.24	$44.65	$43.38	$42.69	$42.64	$45.24	$42.64	$2.60
Tangible book value per share (4)	42.63	41.98	42.11	41.40	41.34	42.63	41.34	1.29

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.07	$1.42	$0.94	$1.01	$1.23	$2.50	$2.65	$(0.15)
Basic EPS - Class B Common Stock	0.98	1.30	0.86	0.92	1.12	2.27	2.41	(0.14)
Diluted EPS - Class A Common Stock	1.07	1.42	0.94	1.01	1.22	2.50	2.64	(0.14)
Diluted EPS - Class B Common Stock	0.98	1.29	0.85	0.92	1.11	2.27	2.40	(0.13)

Cash dividends declared per Common share:
Class A Common Stock	$0.374	$0.374	$0.341	$0.341	$0.341	$0.748	$0.682	$0.066
Class B Common Stock	0.340	0.340	0.310	0.310	0.310	0.680	0.620	0.060

Performance Ratios:

Return on average assets	1.37%	1.81%	1.25%	1.28%	1.53%	1.59%	1.66%	(0.07)%
Return on average equity	9.41	12.78	8.65	9.15	11.23	11.08	12.39	(1.31)
Efficiency ratio (5)	62	45	59	63	68	53	60	(7)
Yield on average interest-earning assets (1)	5.46	7.07	4.75	4.19	3.58	6.25	4.01	2.24
Cost of average interest-bearing liabilities	1.81	0.99	0.46	0.27	0.14	1.41	0.13	1.28
Cost of average deposits (6)	0.94	0.41	0.26	0.15	0.08	0.68	0.07	0.61
Net interest spread (1)	3.65	6.08	4.29	3.92	3.44	4.84	3.88	0.96
Net interest margin - Total Company (1)	4.46	6.52	4.51	4.05	3.51	5.48	3.94	1.54
Net interest margin - Core Bank	3.65	3.98	3.82	3.54	3.02	3.81	2.97	0.83

Other Information:

End of period FTEs (7) - Total Company	1,043	1,031	998	1,009	1,020	1,043	1,020	23
End of period FTEs - Core Bank	985	972	932	916	929	985	929	56
Number of full-service banking centers	45	44	42	42	42	45	42	3

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of					Change	Change
	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	From Dec. 31,2022	From Jun. 30, 2022
Loan Composition

Traditional Banking:
Residential real estate:
Owner occupied	$1,086,751	$972,214	$911,427	$863,899	$832,137	$175,324	$254,614
Nonowner occupied	350,390	328,529	321,358	321,037	313,534	29,032	36,856
Commercial real estate	1,727,092	1,682,573	1,599,510	1,571,593	1,569,119	127,582	157,973
Construction & land development	179,479	167,829	153,875	147,418	137,452	25,604	42,027
Commercial & industrial	478,759	478,101	413,387	412,826	408,832	65,372	69,927
Lease financing receivables	79,804	73,270	10,505	11,333	11,345	69,299	68,459
Aircraft	208,512	184,344	179,785	166,313	159,958	28,727	48,554
Home equity	255,755	250,050	241,739	229,038	214,069	14,016	41,686
Consumer:
Credit cards	17,134	16,775	15,473	14,897	15,419	1,661	1,715
Overdrafts	706	775	726	723	901	(20)	(195)
Automobile loans	4,177	5,267	6,731	7,890	9,579	(2,554)	(5,402)
Other consumer	6,109	5,450	626	973	1,245	5,483	4,864
Total Traditional Banking	4,394,668	4,165,177	3,855,142	3,747,940	3,673,590	539,526	721,078
Warehouse lines of credit	539,560	457,365	403,560	442,238	596,678	136,000	(57,118)
Total Core Banking	4,934,228	4,622,542	4,258,702	4,190,178	4,270,268	675,526	663,960

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	—	31,665	97,505	—	—	(97,505)	—
Other TRS commercial & industrial loans	193	8,327	51,767	295	149	(51,574)	44
Republic Credit Solutions	118,721	111,700	107,828	98,977	91,816	10,893	26,905
Total Republic Processing Group	118,914	151,692	257,100	99,272	91,965	(138,186)	26,949

Total loans - Total Company	$5,053,142	$4,774,234	$4,515,802	$4,289,450	$4,362,233	$537,340	$690,909

Allowance for Credit Losses on Loans ("Allowance")

Traditional Banking	$55,567	$55,216	$50,709	$49,231	$49,727	$4,858	$5,840
Warehouse Lending	1,346	1,144	1,009	1,105	1,491	337	(145)
Total Core Banking	56,913	56,360	51,718	50,336	51,218	5,195	5,695

Tax Refund Solutions	—	25,981	3,888	—	—	(3,888)	—
Republic Credit Solutions	15,289	13,780	14,807	14,583	13,231	482	2,058
Total Republic Processing Group	15,289	39,761	18,695	14,583	13,231	(3,406)	2,058

Total Allowance - Total Company	$72,202	$96,121	$70,413	$64,919	$64,449	$1,789	$7,753

Allowance to Total Loans

Traditional Banking	1.26%	1.33%	1.32%	1.31%	1.35%	(0.06)%	(0.09)%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25	—	—
Total Core Banking	1.15	1.22	1.21	1.20	1.20	(0.06)	(0.05)

Tax Refund Solutions	—	64.97	2.60	—	—	(2.60)	—
Republic Credit Solutions	12.88	12.34	13.73	14.73	14.41	(0.85)	(1.53)
Total Republic Processing Group	12.86	26.21	7.27	14.69	14.39	5.59	(1.53)

Total Company	1.43	2.01	1.56	1.51	1.48	(0.13)	(0.05)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					As of and for the Six Months Ended		Change (8)
	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Jun. 30, 2023	Jun. 30, 2022	From Jun. 30, 2022 or 6M to 6M
Credit Quality Asset Balances and Net Charge-off ("NCO") Data:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$16,957	$15,833	$15,562	$16,322	$16,168	$16,957	$16,168	$789
Loans past due 90-days-or-more and still on accrual	547	777	756	37	42	547	42	505
Total nonperforming loans	17,504	16,610	16,318	16,359	16,210	17,504	16,210	1,294
OREO	1,478	1,529	1,581	1,634	1,687	1,478	1,687	(209)
Total nonperforming assets	$18,982	$18,139	$17,899	$17,993	$17,897	$18,982	$17,897	$1,085

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$16,957	$15,833	$15,562	$16,322	$16,168	$16,957	$16,168	$789
Loans past due 90-days-or-more and still on accrual	—	—	—	—	—	—	—	—
Total nonperforming loans	16,957	15,833	15,562	16,322	16,168	16,957	16,168	789
OREO	1,478	1,529	1,581	1,634	1,687	1,478	1,687	(209)
Total nonperforming assets	$18,435	$17,362	$17,143	$17,956	$17,855	$18,435	$17,855	$580

Delinquent Loans:
Delinquent loans - Core Bank	$5,875	$5,537	$6,060	$4,368	$5,352	$5,875	$5,352	$523
RPG	10,043	30,587	9,200	7,522	6,099	10,043	6,099	3,944
Total delinquent loans - Total Company	$15,918	$36,124	$15,260	$11,890	$11,451	$15,918	$11,451	$4,467

NCOs (Recoveries) by Segment:
Traditional Bank	$125	$77	$238	$(187)	$(5)	$202	$113	$89
Warehouse Lending loans	—	—	—	—	—	—	—	—
Core Bank loans	125	77	238	(187)	(5)	202	113	89
Tax Refund Solutions	25,762	(285)	(909)	(1,296)	8,730	25,477	8,368	17,109
Republic Credit Solutions	2,787	2,866	3,021	2,656	2,147	5,653	4,545	1,108
RPG	28,549	2,581	2,112	1,360	10,877	31,130	12,913	18,217
Total NCOs (recoveries) - Total Company	$28,674	$2,658	$2,350	$1,173	$10,872	$31,332	$13,026	$18,306

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.35%	0.35%	0.36%	0.38%	0.37%	0.35%	0.37%	(0.02)%
Nonperforming assets to total loans (including OREO)	0.38	0.38	0.40	0.42	0.41	0.38	0.41	(0.03)
Nonperforming assets to total assets	0.30	0.30	0.31	0.30	0.29	0.30	0.29	0.01
Allowance for credit losses to total loans	1.43	2.01	1.56	1.51	1.48	1.43	1.48	(0.05)
Allowance for credit losses to nonperforming loans	412	579	432	397	398	412	398	14
Delinquent loans to total loans (9)	0.32	0.76	0.34	0.28	0.26	0.32	0.26	0.06
NCOs (recoveries) to average loans (annualized)	2.34	0.23	0.22	0.11	1.00	1.31	0.60	0.71

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.34%	0.34%	0.37%	0.39%	0.38%	0.34%	0.38%	(0.04)%
Nonperforming assets to total loans (including OREO)	0.37	0.38	0.40	0.43	0.42	0.37	0.42	(0.05)
Nonperforming assets to total assets	0.32	0.32	0.32	0.33	0.32	0.32	0.32	-
Allowance for credit losses to total loans	1.15	1.22	1.21	1.20	1.20	1.15	1.20	(0.05)
Allowance for credit losses to nonperforming loans	336	356	332	308	317	336	317	19
Delinquent loans to total loans	0.12	0.12	0.14	0.10	0.13	0.12	0.13	(0.01)
Annualized NCOs (recoveries) to average loans	0.01	0.01	0.02	(0.02)	—	0.01	0.01	0.00

TRS Refund Advances ("RAs")

RAs originated	$—	$737,047	$97,505	$—	$—	$737,047	$311,207	$425,840
Net (credit) charge to the Provision for RAs	(161)	21,715	2,888	(1,296)	564	21,554	8,879	12,675
RAs NCOs (recoveries)	25,636	(285)	(909)	(1,296)	8,879	25,351	8,879	16,472

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2023 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of June 30, 2023, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Mortgage Banking, Tax Refund Solutions (“TRS”), and Republic Credit Solutions (“RCS”). Management considers the first three segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last two segments collectively constitute Republic Processing Group (“RPG”) operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking
Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.
Loans, investments, and deposits

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit

Mortgage Banking	Primarily originates, sells, and services long-term, single-family, first-lien residential real estate loans primarily to clients in the Bank's market footprint.	Loan sales and servicing

Republic Processing Group:

Tax Refund Solutions
TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. The RPS division of TRS offers general-purpose reloadable cards. TRS and RPS products are primarily provided to clients outside of the Bank’s market footprint.
Loans, refund transfers, and prepaid cards.

Republic Credit Solutions
Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.
Unsecured, consumer loans

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2022 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2023 (continued)

Segment information for the quarters and years ended June 30, 2023 and 2022 follows:

	Three Months Ended June 30, 2023
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$48,682	$2,642	$61	$51,385	$4,010	$9,134	$13,144	$64,529

Provision for expected credit loss expense	1,860	202	—	2,062	(219)	4,296	4,077	6,139

Net refund transfer fees	—	—	—	—	4,479	—	4,479	4,479
Mortgage banking income	—	—	907	907	—	—	—	907
Program fees	(1)	—	—	(1)	729	3,011	3,740	3,739
Other noninterest income	10,330	11	27	10,368	118	40	158	10,526
Total noninterest income	10,329	11	934	11,274	5,326	3,051	8,377	19,651

Total noninterest expense	42,153	1,008	2,322	45,483	3,143	2,907	6,050	51,533

Income (loss) before income tax expense	14,998	1,443	(1,327)	15,114	6,412	4,982	11,394	26,508
Income tax expense (benefit)	2,941	322	(292)	2,971	1,391	1,094	2,485	5,456

Net income (loss)	$12,057	$1,121	$(1,035)	$12,143	$5,021	$3,888	$8,909	$21,052

Period-end assets	$5,271,050	$540,106	$16,147	$5,827,303	$415,428	$127,048	$542,476	$6,369,779

Net interest margin	3.77%	2.28%	NM	3.65%	NM	NM	NM	4.46%

Net-revenue concentration*	71%	3%	1%	75%	11%	14%	25%	100%

	Three Months Ended June 30, 2022
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$39,158	$3,886	$153	$43,197	$1,638	$6,979	$8,617	$51,814

Provision for expected credit loss expense	146	(234)	—	(88)	360	3,433	3,793	3,705

Net refund transfer fees	—	—	—	—	3,950	—	3,950	3,950
Mortgage banking income	—	—	1,763	1,763	—	—	—	1,763
Program fees	—	—	—	—	736	3,149	3,885	3,885
Contract termination fee	—	—	—	—	5,000	—	5,000	5,000
Legal settlement	5,000	—	—	5,000	—	—	—	5,000
Other noninterest income	2,734	12	46	2,792	8,179	—	8,179	10,971
Total noninterest income	7,734	12	1,809	9,555	17,865	3,149	21,014	30,569

Total noninterest expense	38,317	1,035	2,832	42,184	3,533	1,939	5,472	47,656

Income before income tax expense	8,429	3,097	(870)	10,656	15,610	4,756	20,366	31,022
Income tax expense	1,652	692	(191)	2,153	3,465	1,057	4,522	6,675

Net income	$6,777	$2,405	$(679)	$8,503	$12,145	$3,699	$15,844	$24,347

Period-end assets	$4,997,734	$596,031	$22,342	$5,616,107	$382,156	$114,213	$496,369	$6,112,476

Net interest margin	3.06%	2.69%	NM	3.02%	NM	NM	NM	3.55%

Net-revenue concentration*	57%	5%	2%	64%	24%	12%	36%	100%

*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2023 (continued)

Footnotes:

(1) The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					Six Months Ended		$ Change (8)
(dollars in thousands)	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Jun. 30, 2023	Jun. 30, 2022	6M to 6M

Traditional Banking	$1,311	$943	$943	$1,063	$1,669	$2,254	$3,999	$(1,745)
Warehouse Lending	294	248	272	402	500	542	1,074	(532)
Total Core Bank	1,605	1,191	1,215	1,465	2,169	2,796	5,073	(2,277)
TRS - Refund Advances	41	31,404	50	81	81	31,446	13,525	17,921
TRS - Other Loan Fees	24	933	825	(1)	2	956	664	292
RCS	8,416	7,962	7,501	7,196	6,364	16,378	16,621	(243)
Total RPG	8,481	40,299	8,376	7,276	6,447	48,780	30,810	17,970

Total loan fees - Total Company	$10,086	$41,490	$9,591	$8,741	$8,616	$51,576	$35,883	$15,693

(2) Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans and investment securities. Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3) In the ordinary course of business, the Bank originates for sale mortgage loans and consumer loans. Mortgage loans originated for sale are primarily originated and sold into the secondary market through the Bank’s Mortgage Banking segment, while consumer loans originated for sale are originated and sold through the RCS segment. Gains on sale of mortgage loans are recorded as a component of Mortgage Banking income. Gains on sale of consumer loans are recorded as a component of Program Fees.

	As of and for the Three Months Ended					As of and for the Six Months Ended		$ Change (8)
(dollars in thousands)	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Jun. 30, 2023	Jun. 30, 2022	6M to 6M

Mortgage Loans Held for Sale

Balance, beginning of period	$1,034	$1,302	$2,912	$8,491	$13,302	$1,302	$29,393	$(28,091)
Originations	13,948	15,942	10,359	32,856	61,489	29,890	162,150	(132,260)
Proceeds from sales	(11,483)	(16,630)	(12,207)	(39,220)	(67,759)	(28,113)	(186,971)	158,858
Net gain on sale	539	420	238	785	1,459	959	3,919	(2,960)
Balance, end of period	$4,038	$1,034	$1,302	$2,912	$8,491	$4,038	$8,491	$(4,453)

RCS Consumer Loans Held for Sale

Balance, beginning of period	$17,432	$17,875	$21,475	$31,236	$14,735	$17,875	$22,684	$(4,809)
Originations	262,404	207,222	225,588	292,131	282,782	469,626	527,996	(58,370)
Proceeds from sales	(261,301)	(210,199)	(231,999)	(306,093)	(269,429)	(471,500)	(525,709)	54,209
Net gain on sale	3,009	2,534	2,811	4,201	3,148	5,543	6,265	(722)
Balance, end of period	$21,544	$17,432	$17,875	$21,475	$31,236	$21,544	$31,236	$(9,692)

(4) The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity in accordance with applicable regulatory requirements, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022

Total stockholders' equity - GAAP (a)	$886,971	$882,202	$856,613	$843,063	$843,866
Less: Goodwill	40,516	41,618	16,300	16,300	16,300
Less: Mortgage servicing rights	7,995	8,406	8,769	9,177	9,407
Less: Core deposit intangible	2,713	2,813	—	—	—
Tangible stockholders' equity - Non-GAAP (c)	$835,747	$829,365	$831,544	$817,586	$818,159

Total assets - GAAP (b)	$6,369,779	$6,074,091	$5,835,543	$5,999,663	$6,112,476
Less: Goodwill	40,516	41,618	16,300	16,300	16,300
Less: Mortgage servicing rights	7,995	8,406	8,769	9,177	9,407
Less: Core deposit intangible	2,713	2,813	—	—	—
Tangible assets - Non-GAAP (d)	$6,318,555	$6,021,254	$5,810,474	$5,974,186	$6,086,769

Total stockholders' equity to total assets - GAAP (a/b)	13.92%	14.52%	14.68%	14.05%	13.81%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	13.23%	13.77%	14.31%	13.69%	13.44%

Number of shares outstanding (e)	19,604	19,758	19,747	19,747	19,790

Book value per share - GAAP (a/e)	$45.24	$44.65	$43.38	$42.69	$42.64
Tangible book value per share - Non-GAAP (c/e)	42.63	41.98	42.11	41.40	41.34

(5) The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes material nonrecurring revenues and expenses related to the CBank merger, the now-cancelled TRS Transaction, the BOLI benefit payment received, as well as net gains (losses) on sales, calls, and impairment of investment securities.

	Three Months Ended					Six Months Ended June 30, 2023
(dollars in thousands)	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Jun. 30, 2023	Jun. 30, 2022

Net interest income - GAAP	$64,529	$92,642	$63,113	$58,597	$51,814	$157,171	$114,981
Noninterest income - GAAP	19,651	22,681	13,124	15,108	30,569	42,332	61,578
Less: Contract termination fee related to TRS Transaction	—	—	—	—	—	—	5,000
Less: Legal settlement related to TRS Transaction	—	—	—	—	13,000	—	13,000
Less: BOLI benefit payment received	1,728	—	—	—	—	1,728	—
Less: Net gain (loss) on securities	3	1	1	2	(102)	4	(222)
Total adjusted income - Non-GAAP (a)	$82,449	$115,322	$76,236	$73,703	$69,485	$197,771	$158,781

Noninterest expense - GAAP	$51,533	$52,443	$44,905	$46,166	$47,656	$103,976	$96,237
Less: Expenses related to CBank acquisition	127	2,073
Less: Expenses related to TRS Transaction	—	—	—	88	699	—	699
Adjusted noninterest expense - Non-GAAP (b)	$51,406	$50,370	$44,905	$46,078	$46,957	$103,976	$95,538

Efficiency Ratio - Non-GAAP (b/a)	62%	44%	59%	63%	68%	53%	60%

(6) The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7) FTEs – Full-time-equivalent employees.

(8) Quarter (“Q”) to Quarter changes compare the most recent quarter or quarter end to the same quarter or quarter end of a year prior. Year-to-date changes compare the most recent period or period end to the same period or period end of a year prior. Year-to-date changes are expressed as either 3M to 3M  (three months), 6M to 6M (six months), 9M to 9M (nine months), or 12M to 12M (twelve months).

(9) The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due. Delinquent loans as of June 30, 2023, included $0 of Refund Advances (“RA”), which do not have a contractual due date, but the Company considered an RA delinquent in 2023 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

NM – Not meaningful

NA – Not applicable

YTD – Year to date

CONTACT:
Republic Bancorp, Inc.
Kevin Sipes
Executive Vice President & Chief Financial Officer
(502) 560-8628